Exhibit 10.1

FIFTH AMENDMENT TO
THERMOGENESIS HOLDINGS, INC.

AMENDED 2016 EQUITY INCENTIVE PLAN

Approved by Stockholders on December 15, 2022

THIS FIFTH AMENDMENT TO THE THERMOGENESIS HOLDINGS, INC. AMENDED 2016 EQUITY INCENTIVE PLAN (this “Amendment”) of ThermoGenesis Holdings, Inc., a Delaware corporation (the “Company”), is effective as of [ ], 2022. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Board of Directors of the Company adopted the ThermoGenesis Holdings, Inc. 2016 Equity Incentive Plan (the “Plan”) on July 7, 2016, subject to stockholder approval of the Plan within twelve (12) months after such date;

WHEREAS, under the Plan as originally adopted, an aggregate of 32,500 shares of Company common stock were made available for the issuance of awards under the Plan;

WHEREAS, the Board of Directors amended the Plan on March 16, 2017 to increase the aggregate number of shares available for awards under the Plan to 60,000 (the “March 2017 Amendment”), and the Plan (as amended by the March 2017 Amendment) was approved by the stockholders of the Company on May 5, 2017;

WHEREAS, the Board of Directors further amended the Plan on November 13, 2017 to, among other things, increase the aggregate number of shares available for awards under the Plan to 132,500 (the “November 2017 Amendment”), and the Plan (as amended by the November 2017 Amendment) was approved by stockholders on June 22, 2018;

WHEREAS, the Board of Directors further amended the Plan on December 14, 2018 to, among other things, increase the aggregate number of shares available for awards under the Plan to 392,500 (the “December 2018 Amendment”); and the Plan (as amended by the December 2018 Amendment) was approved by stockholders on May 30, 2019;

WHEREAS, the Board of Directors further amended the Plan on October 22, 2021 to, among other things, increase the aggregate number of shares available for awards under the Plan to 1,200,000 (the “October 2021 Amendment”);

WHEREAS, the October 2021 Amendment was approved by the stockholders of the Company on January 13, 2022; and

WHEREAS, the Company desires to further amend the Plan as set forth herein, which amendment was approved by the Board of Directors of the Company on October 7, 2022, subject to stockholder approval.

NOW, THEREFORE, BE IT RESOLVED, that the Amended Plan be and hereby is amended as follows:

1.     Section 4(a) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:

(a)	Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,000,000 Shares.

2.     Section 6(a)(iv)(A) of the Amended Plan is hereby amended by deleting said section in its entirety and replacing it with the following:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 3,000,000 Shares.

3.     This Amendment shall be and is hereby incorporated in and forms a part of the Amended Plan.

4.     Except as specifically set forth herein, the Plan, as amended prior to the date hereof, shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is executed by the duly elected Secretary of the Company effective as of the date first set forth above.

/s/ Jeff Cauble

Jeff Cauble, Secretary